August 23, 2023

BNY MELLON ETF TRUST

BNY Mellon Sustainable International Equity ETF

Supplement to Current Summary Prospectus and Prospectus

Effective August 23, 2023 (the "Effective Date"), the following information supplements and replaces any contrary information in the sections "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management Limited (NIM), an affiliate of the Adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services.

Nick Pope and Julianne McHugh are the fund's primary portfolio managers. Mr. Pope and Ms. McHugh have been primary portfolio managers of the fund since January 2022 and August 2023, respectively. Mr. Pope is a portfolio manager on the Sustainable Equity strategies at NIM, leading on the Global, International and US Sustainable strategies. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. NIM's Responsible Investment team provides input to the portfolio managers, including supporting fundamental research and company-level ESG analysis, which helps to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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As of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Management – Portfolio Managers" in the fund's prospectus:

Name of Fund	Primary Portfolio Managers
BNY Mellon Sustainable International Equity ETF	Nick Pope and Julianne McHugh

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As of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Management – Biographical Information" in the fund's prospectus:

Nick Pope and Julianne McHugh are the primary portfolio managers of BNY Mellon Sustainable International Equity ETF, positions they have held since January 2022 and August 2023, respectively. Mr. Pope is a portfolio manager on the Sustainable Equity strategies at NIM, leading on the Global, International and US Sustainable strategies. He joined NIM in 2011. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004. NIM's Responsible Investment team provides input to the portfolio managers, including supporting fundamental research and company-level ESG analysis, which helps to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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August 23, 2023

BNY MELLON ETF TRUST

BNY Mellon Sustainable International Equity ETF (the "fund" or “SIEF”)

Supplement to Current Statement of Additional Information

Effective August 23, 2023 (the “Effective Date”), the following information supersedes and replaces the portfolio manager information for the fund contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by the primary portfolio managers of the fund and assets under management in those accounts as of October 31, 2022, unless otherwise noted.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Nick Pope	4	$701	1	$76	8	$511
Julianne McHugh1	5	$24755	1	$128-	None	N/A

1 Information for Ms. McHugh is as of June 30, 2023.

The following table provides information on accounts managed (included within the table above) by each of the fund’s primary portfolio managers that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees (in millions)
Nick Pope	N/A	0	0
Julianne McHugh1	N/A	0	0

1 Information for Ms. McHugh is as of June 30, 2023.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers of the fund as of the end of the fund's last fiscal year, October 31, 2022, unless otherwise noted.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Nick Pope	SUSEF	None
	SIEF	None
Julianne McHugh[1]	SUSEF	$1 - $10,000
	SIEF	None

1        Information for Ms. McHugh is as of June 30, 2023.

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